ONEAMERICA
[LOGO OF ONEAMERICA]  FUNDS, INC.
    ONEAMERICA(R)
                      One American Square, P.O. Box 368
                      Indianapolis, IN 46206-0368           Phone (317) 285-1877

ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, J. Scott Davison, President of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9-1-11                       /s/ J. Scott Davison
      -------                      ---------------------------------
                                   J. Scott Davison
                                   President
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                      ONEAMERICA
[LOGO OF ONEAMERICA]  FUNDS, INC.
    ONEAMERICA(R)
                      One American Square, P.O. Box 368
                      Indianapolis, IN 46206-0368           Phone (317) 285-1877

ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, Daniel Schluge, Treasurer of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8-31-11                      /s/ Daniel Schluge
      --------                     ---------------------------------
                                   Daniel Schluge
                                   Treasurer